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                                                                  EXHIBIT 10.1.2

                                                               Loan No. ML0883T1


                                PROMISSORY NOTE

                        GLOBE TELECOMMUNICATIONS, INC.
                         INTERSTATE TELEPHONE COMPANY
                          VALLEY TELEPHONE CO., INC.


$40,000,000                                                 Dated: June 29, 2001


     FOR VALUE RECEIVED the undersigned unconditionally promise to pay, on a joint and several basis, to the order of CoBank, ACB (the "Payee") at the times and in the manner set forth in that certain Master Loan Agreement, dated as of June 29, 2001 (the "MLA") and that certain First Supplement to the Master Loan Agreement, dated as of June 29, 2001 (the "First Supplement"; the MLA and the First Supplement, as may be amended, modified, supplemented, extended or restated from time to time, collectively, the "Loan Agreement"), the principal sum of FORTY MILLION DOLLARS ($40,000,000), together with interest on the unpaid principal balance hereof at the rate or rates provided for in the Loan Agreement.

     This note is given for one or more advances to be made by the Payee to the undersigned pursuant to the Loan Agreement, all of the terms and provisions of which (including, without limitation, provisions regarding acceleration of the maturity hereof and application of default interest and of a surcharge to payments hereunder) are hereby incorporated by reference. The advances, accrued interest and payments shall be posted by the Payee upon an appropriate accounting record, which record (and all computer printouts thereof) shall constitute prima facie evidence of the outstanding principal and interest on the advances. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum set forth in Section 10(D) of the MLA.

     The makers or endorsers hereof hereby waive presentment for payment, demand, protest, and notice of dishonor and nonpayment of this note, and all defenses on the ground of delay or of any extension of time for the payment hereof which may be hereafter given by the holder or holders hereof to it or to anyone who has assumed the payment of this note, and it is specifically agreed that the obligations of the undersigned shall not be in anywise affected or altered to the prejudice of the holder or holders hereof by reason of the assumption of payment of the same by any other person or entity.

     Should this note be placed in the hands of an attorney for collection or the services of any attorney become necessary in connection with enforcing its provisions, the undersigned agree to pay, on a joint and several basis, attorneys' fees, together with all costs and expenses incident
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thereto, to the extent allowed by law. Except to the extent governed by applicable federal law, this note shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to choice of law doctrine. Whenever possible each provision of this note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this note. Whenever in this note reference is made to the Payee or the undersigned, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this note shall be binding upon and shall inure to the benefit of such successors and assigns. The undersigned's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the undersigned.

                    [Signatures appear on following page.]

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     IN WITNESS WHEREOF, the undersigned have caused this note to be executed and delivered and attested under seal by their duly authorized officers, on the date first shown above.

                                   GLOBE TELECOMMUNICATIONS, INC.


                                   By:____________________________________
                                      Name:_______________________________
                                      Title:______________________________


                                   Attest:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                                  [CORPORATE SEAL]


                                   INTERSTATE TELEPHONE COMPANY


                                   By:____________________________________
                                      Name:_______________________________
                                      Title:______________________________

                                   Attest:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                                  [CORPORATE SEAL]


                                   VALLEY TELEPHONE CO., INC.


                                   By:____________________________________
                                      Name:_______________________________
                                      Title:______________________________

                                   Attest:________________________________
                                          Name:___________________________
                                          Title:__________________________


                                                  [CORPORATE SEAL]

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